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                                                                    EXHIBIT 23.2



The Board of Directors
Southern States Cooperative, Incorporated:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                                     /s/  KPMG LLP

Atlanta, Georgia
May 1, 2000